Exhibit 99.1

Analyst Contacts:	Thad Vayda	News Release
+1 713-232-7551

Diane Vento
+1 713-232-8015

Media Contact:	Pam Easton	FOR RELEASE: November 9, 2014
+1 713-232-7647

TRANSOCEAN PARTNERS LLC REPORTS THIRD QUARTER 2014 RESULTS

•                  Revenues were $136 million, compared with $145 million in the second quarter of 2014 for Transocean Partners LLC Predecessor (“Predecessor(1)”);

•                  Operating and maintenance expenses were $56 million, down from $69 million in the prior quarter;

•                  Net income attributable to controlling interest was $17 million, or $0.24 per unit;

•                  The Annual Effective Tax Rate(2) was 7.8 percent, down sequentially from 9.7 percent;

•                  Distributable cash flow attributable to controlling interest unitholders was $22 million for the period from August 5, 2014 through September 30, 2014;

•                  Quarterly distribution of $0.2246 per unit was declared, representing the minimum quarterly distribution of $0.3625 per unit prorated for the period from August 5, 2014, the company’s initial public offering (“IPO”), through September 30, 2014;

•                  Fleet revenue efficiency(3) was 89 percent, compared with 95 percent in the previous quarter; and

•                  Fleet utilization(4) was 100 percent, unchanged from the prior quarter.

ABERDEEN, SCOTLAND—November 9, 2014—Transocean Partners LLC (NYSE: RIGP) today reported net income attributable to controlling interest subsequent to the IPO in the three months ended September 30, 2014 of $17 million, or $0.24 per unit.

For the three months ended September 30, 2013, the Predecessor’s net income was $60 million.

Revenues for the three months ended September 30, 2014 were $136 million, compared with revenues of $145 million in the second quarter of 2014.  The decrease in revenues was due primarily to lower revenue efficiency on the Discoverer Clear Leader.

Operating and maintenance expenses decreased $13 million sequentially to $56 million. The decrease was due mainly to lower maintenance costs on the Development Driller III and lower overhead costs.

The company’s third quarter Effective Tax Rate(5)decreased to 7.8 percent from 9.9 percent in the second quarter of 2014.  The decrease results from changes to the corporate structure at the time of the IPO. The Annual Effective Tax Rate was 7.8 percent versus 9.7 percent for the prior quarter.

Distributable cash flow attributable to controlling interest unitholders was $22 million for the period from August 5, 2014 through September 30, 2014.  A quarterly distribution of $0.2246 per unit, or approximately $15.5 million, was declared representing the minimum quarterly distribution of $0.3625 per unit prorated for this period.  Distributable cash flow is a non-GAAP financial measure; a reconciliation of the non-GAAP measure to the most directly comparable GAAP measure is provided in the accompanying schedules.

Forward-Looking Statements

The statements described in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements contain words such as “possible,” “intend,” “will,” “if”, “expect” or other similar expressions.  Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements.  Factors that could cause actual results to differ materially include, but are not limited to, the securities markets generally, the impact of adverse market conditions affecting the business of Transocean Partners, adverse changes in laws including with respect to tax and regulatory matters, changes in tax estimates, operating hazards and delays, risks associated with international operations, actions by customers and other third parties, the future prices of oil and gas and other factors, including those and other factors discussed in the Registration Statement, and in Transocean Partners’ other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov.  Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or expressed or implied by such forward-looking statements. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, Transocean Partners undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that occur, or which Transocean Partners becomes aware of, after the date hereof, except as otherwise may be required by law.

Conference Call Information

Transocean Partners will conduct a teleconference starting at 9:30 a.m. EST, 2:30 p.m. GMT, on Monday, November 10, 2014 to discuss the period’s results.  To participate, dial +1 913-312-1437 and refer to confirmation code 9312159 approximately 10 minutes prior to the scheduled start time.

In addition, the teleconference will be simulcast in a listen-only mode over the Internet and can be accessed at Transocean Partners’ website, www.transoceanpartners.com, by selecting “Investor Relations.” Supplemental materials that may be referenced during the teleconference will be posted to the website and can be found by selecting “Investor Relations/Financial Reports.”

A replay of the conference call will be available after 12:30 p.m. EST, 5:30 p.m. GMT, on November 10, 2014, and can be accessed by dialing +1 719-457-0820 and referring to the confirmation code 9312159.  Also, a replay will be available by visiting the aforementioned website address. The archived call will be available for approximately 30 days.

About Transocean Partners

Transocean Partners is a growth-oriented limited liability company formed by Transocean Ltd. to own, operate and acquire modern, technologically advanced offshore drilling rigs. Headquartered in Aberdeen, Scotland, Transocean Partners’ assets consist of 51 percent interests in subsidiary companies that own and operate three ultra-deepwater drilling rigs.

For more information about Transocean Partners, please visit the website www.transoceanpartners.com.

Notes

(1)  All references to prior quarters relate to the financials of Transocean Partners’ pre-IPO predecessor.  The Predecessor represents 100 percent of the combined results of operations, assets and liabilities of the drilling units in the fleet prior to completion of the Transocean Partners LLC IPO on August 5, 2014.

In accordance with U.S. GAAP, the presentation of the condensed consolidated statements of operations for the three and nine months ended September 30, 2014 consists of the consolidated results of operations of Transocean Partners from August 5, 2014 through September 30, 2014 and the combined results of operations of the Predecessor for the beginning of the respective period through August 4, 2014.  Transocean Partners condensed consolidated statements of operations for the three and nine months ended September 30, 2013 consists entirely of the combined results of operations of the Predecessor.  For more information associated with the financial statement presentation, please refer to the Transocean Partners’ Form 10-Q for the quarterly period ended September 30, 2014.

(2)  Annual Effective Tax Rate is defined as income tax expense from continuing operations excluding various discrete items (such as changes in estimates and tax on items excluded from income before income tax expense), divided by income from continuing operations before income tax expense excluding gains on sales and similar items pursuant to the accounting standards for income taxes. See the accompanying schedule entitled “Supplemental Effective Tax Rate Analysis.”

(3) Revenue efficiency is defined as actual contract drilling revenues for the measurement period divided by the maximum revenue calculated for the measurement period, expressed as a percentage.  Maximum revenue is defined as the greatest amount of contract drilling revenues the drilling unit could earn for the measurement period, excluding amounts related to incentive provisions. See the accompanying schedule entitled “Revenue Efficiency.”

(4) Rig utilization is defined as the total number of operating days divided by the total number of rig calendar days in the measurement period, expressed as a percentage.

(5) Effective Tax Rate is defined as income tax expense for continuing operations divided by income from continuing operations before income taxes. See the accompanying schedule entitled “Supplemental Effective Tax Rate Analysis.”

TRANSOCEAN PARTNERS LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In millions, except per unit data)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013

Operating revenues
Contract drilling revenues	$134	$145	$422	$389
Other revenues	2	2	7	7
	136	147	429	396
Costs and expenses
Operating and maintenance	56	62	186	181
Depreciation	16	16	49	49
General and administrative	4	2	10	7
	76	80	245	237

Operating income	60	67	184	159
Interest income	1	—	2	1
Income before income tax expense	61	67	186	160
Income tax expense	4	7	16	17

Net income	57	$60	170	$143
Net income attributable to Predecessor	22		135
Net income subsequent to initial public offering	35		35
Net income attributable to noncontrolling interest	18		18
Net income attributable to controlling interest	$17		$17

Earnings per unit - basic and diluted
Earnings per common unit	$0.24		$0.24
Earnings per subordinated unit	$0.24		$0.24

Weighted-average units outstanding
Common units	41		41
Subordinated units	28		28

TRANSOCEAN PARTNERS LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions, except unit data)

(Unaudited)

	September 30, 2014	December 31, 2013

Assets
Cash and cash equivalents	$49	$—
Accounts receivable	92	103
Accounts receivable from affiliates	11	—
Materials and supplies, net	42	34
Deferred income taxes, net	10	15
Prepaid assets	9	7
Total current assets	213	159

Property and equipment	2,294	2,309
Less accumulated depreciation	(318)	(271)
Property and equipment, net	1,976	2,038
Goodwill	356	213
Deferred income taxes, net	18	29
Other assets	25	29
Total assets	$2,588	$2,468

Liabilities and equity
Accounts payable to affiliates	$57	$—
Debt due to affiliates within one year	43	—
Deferred revenues	21	37
Total current liabilities	121	37

Long-term tax liability	—	13
Deferred revenues	17	30
Drilling contract intangible liability	32	44
Total long-term liabilities	49	87

Commitments and contingencies

Common units, 41,379,310 authorized, issued and outstanding at September 30, 2014	837	—
Subordinated units, 27,586,207 authorized, issued and outstanding at September 30, 2014	560	—
Total members’ equity	1,397	—
Net investment	—	2,344
Noncontrolling interest	1,021	—
Total equity	2,418	2,344
Total liabilities and equity	$2,588	$2,468

TRANSOCEAN PARTNERS LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013

Cash flows from operating activities
Net income	$57	$60	$170	$143
Adjustments to reconcile to net cash provided by operating activities
Amortization of drilling contract intangibles	(4)	(4)	(12)	(13)
Depreciation	16	16	49	49
Patent royalties expense	3	—	3	—
Deferred income taxes	5	4	16	11
Other, net	(1)	—	(1)	—
Changes in deferred revenues, net	(9)	(9)	(29)	(28)
Changes in deferred costs, net	(3)	1	(4)	3
Changes in operating assets and liabilities
Decrease in accounts receivable, net	36	3	21	13
Increase in materials and supplies, net	(2)	(3)	(8)	(9)
(Increase) decrease in prepaid assets, net	1	3	(3)	(3)
Decrease in balances due to affiliates, net	(62)	—	(62)	—
Increase in income tax liability, net	—	1	1	1
Net cash provided by operating activities	37	72	141	167

Cash flows from investing activities
Capital expenditures	—	(1)	(2)	(2)
Net cash used in investing activities	—	(1)	(2)	(2)

Cash flows from financing activities
Proceeds from working capital note payable to affiliate	43	—	43	—
Distributions to the Predecessor parent, net	(39)	(71)	(141)	(165)
Contributions resulting from formation transactions	8	—	8	—
Net cash provided by (used in) financing activities	12	(71)	(90)	(165)

Net increase in cash and cash equivalents	49	—	49	—
Cash and cash equivalents at beginning of period	—	—	—	—
Cash and cash equivalents at end of period	$49	$—	$49	$—

TRANSOCEAN PARTNERS LLC AND SUBSIDIARIES

Fleet Operating Statistics

Revenue Efficiency(1)

Trailing Five Quarters and Historical Data

	3Q 2014	2Q 2014	1Q 2014	4Q 2013	3Q 2013	FY 2013	FY 2012
Discoverer Clear Leader	77.0%	86.9%	98.5%	69.1%	95.0%	77.1%	96.8%
Discoverer Inspiration	93.2%	99.3%	98.5%	87.2%	97.2%	93.2%	97.6%
Development Diller III	98.4%	99.5%	98.5%	99.8%	98.0%	91.6%	96.7%
Total fleet	88.8%	94.8%	98.5%	84.2%	96.6%	86.8%	97.0%

(1)                                 Revenue efficiency is defined as actual contract drilling revenues for the measurement period divided by the maximum revenue calculation for the measurement period, expressed as a percentage. Maximum revenue is defined as the greatest amount of contract drilling revenues the drilling unit could earn for the measurement period, excluding amounts related to incentive provisions.

TRANSOCEAN PARTNERS LLC AND SUBSIDIARIES

Supplemental Effective Tax Rate Analysis

(In US$ millions)

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2014	2014	2013	2014	2013
Income from before income taxes	$61	$56	$67	$186	$160

Income tax (benefit) expense	4	6	7	16	17
Add back (subtract):
Changes in estimates (1)	—	—	—	—	—
Adjusted income tax expense	$4	$6	$7	$16	$17

Effective Tax Rate (2)	7.8%	9.9%	10.9%	8.8%	10.9%

Annual Effective Tax Rate (3)	7.8%	9.7%	10.7%	8.6%	10.7%

(1)         Our estimates change as we file tax returns, settle disputes with tax authorities or become aware of other events and include changes in (a) deferred taxes, (b) valuation of allowances on deferred taxes and (c) other tax liabilities.

(2)         Effective Tax Rate is income tax expense for continuing operations, divided by income from continuing operations before income taxes.

(3)         Annual Effective Tax Rate is income tax expense for continuing operations, excluding various discrete items (such as changes in estimates and tax on items excluded from income before income taxes) divided by income from continuing operations before income tax expense excluding gains and losses on sales and similar items pursuant to the accounting standards for income taxes and estimating the annual effective tax rate.

TRANSOCEAN PARTNERS LLC AND SUBSIDIARIES

Non-GAAP Financial Measures and Reconciliations

Distributable Cash Flow

(in US$ millions)

					12 Months	Year
	Three months ended				ended	ended
	09/30/14	06/30/14	03/13/14	12/31/13	09/30/14	12/31/13
Operating revenues
Contract drilling revenues	$134	$142	$146	$128	$550	$517
Other revenues	2	3	2	2	9	9
Total operating revenues	136	145	148	130	559	526
Costs and expenses
Operating and maintenance	56	69	61	61	247	242
Depreciation	16	17	16	17	66	66
General and maintenance	4	4	2	3	13	10
Total costs and expenses	76	90	79	81	326	318

Operating income	60	55	69	49	233	208
Interest income, net	1	1	—	3	5	4
Income before income tax expense	61	56	69	52	238	212
Income tax expense	4	6	6	6	22	23

Net income	57	50	63	46	216	189
Plus:
Income tax expense	4	6	6	6	22	23
Interest income, net	(1)	(1)	—	(3)	(5)	(4)
Depreciation expense	16	17	16	17	66	66

EBITDA	76	72	85	66	299	274
Plus:
Amortization of prior certification costs and license fees	1	—	1	—	2	3
Non-cash recognition of royalty fees	3	—	—	—	3	—
Less:
Amortization of drilling contract intangible	4	4	4	4	16	18
Amortization of pre-operating revenues	10	10	10	10	40	38

Adjusted EBITDA	66	58	72	52	248	221
Plus:
Planned out of service operating and maintenance expense	—	—	—	—	—	—
Claims for indemnification of lost revenues on Discoverer Clear Leader	9	—	—	—	9	—
Cash proceeds from pre-operating revenues associated with long-term receivables	7	7	7	7	28	25
Less:
Estimated maintenance and replacement capital expenditures	18	17	17	17	69	69
Cash interest income, net	(1)	(1)	—	(3)	(5)	(4)
Cash income taxes	1	1	—	2	4	7

Distributable Cash Flow	64	48	62	43	217	174
Distributable cash flow attributable to the Predecessor	20	48	62	43	173	174
Distributable cash flow attributable to noncontrolling interest	22	—	—	—	22	—
Distributable cash flow attributable to controlling interest	$22	$—	$—	$—	$22	$—

Aggregate declared distribution to unitholders	$15	$—	$—	$—	$15	$—